UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 4, 2008

ARCADIA RESOURCES, INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada

(State or Other Jurisdiction of Incorporation)

001-32935	88-0331369
(Commission File Number)	(IRS Employer Identification No.)

9229 Delegates Row, Suite 260, Indianapolis, Indiana 46240

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (317) 569-8234

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

7.01 Regulation FD Disclosure

On August 4, 2008, the Company issued a press release entitled "DailyMed™ Makes a Positive Impact on the Lives of Indiana Medicaid's Care Select Members." The press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

A copy of the letter to shareholders included in the Arcadia Resources, Inc. Fiscal Year 2008 Annual Report is attached hereto as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference. This Annual Report was first mailed out to our shareholders on or about August 6, 2008. A complete copy of the Annual Report can be obtained in the Investor section of our website, www.ArcadiaHealthCare.com or by contacting our Corporate Secretary, telephone: (317) 569-8234, email: mmolin@arcadiahealthcare.com, address: 9229 Delegates Row, Suite 260, Indianapolis, Indiana 46240.

Any statements contained in Exhibit 99.2 that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21A of the Securities Exchange Act of 1934, as amended and otherwise within the meaning of court opinions construing such forward-looking statements. The Company claims all safe harbor and other legal protections provided to it by law for all of its forward-looking statements. Forward-looking statements are not guarantees of future performance and involve known and unknown risks, estimates, uncertainties and other factors, which could cause actual financial or operating results, performances or achievements expressed or implied by such forward-looking statements not to occur or be realized, including our estimates of consumer demand for our services and products, required capital investment, competition, and other factors.  Actual events and results may differ materially from those expressed, implied or forecasted in forward-looking statements due to a number of factors. Important factors that could cause actual results, developments and business decisions to differ materially from forward-looking statements are described in the Company's filings with the Securities and Exchange Commission from time to time, including the section entitled "Risk Factors" and elsewhere in the Company's most recent Annual Report on Form 10-K and subsequent periodic reports. The forward-looking statements speak only as of the date when made. The Company disclaims any obligation to update or alter its forward-looking statements, except as may be required by law.

The information included in this Item 7.01 as well as Exhibits 99.1 and 99.2 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.

Item 9.01 Financial Statements and Exhibits

Exhibit Number	Exhibit Description
99.1	Press Release, dated August 4, 2008
99.2	Letter to Shareholders from the Arcadia Resources, Inc. Fiscal Year 2008 Annual Report to Shareholders (first mailed to shareholders on or about August 4, 2008)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Arcadia Resources, Inc. By: /s/ Michelle M. Molin Michelle M. Molin Its: General Counsel, Executive Vice President and Secretary

Dated: August 6, 2008